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                                                                 EXHIBIT 10.10.1

Schedule identifying substantially identical agreements, between Visteon Corporation ("Visteon") and each of the persons named below, to the Revised Change in Control Agreement constituting Exhibit 10.10 to the Annual Report on Form 10-K of Visteon for the fiscal year ended December 31, 2005.

                                      Name
                                      ----
                              Michael F. Johnston
                               Donald J. Stebbins
                                James F. Palmer
                             Dr. Heinz Pfannschmidt
                                 John Donofrio
                             William G. Quigley III